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                                                                    EXHIBIT 10.1

     AMENDED AND RESTATED AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND AGREEMENT AND PLAN OF MERGER, dated as of June 7, 2000 (the "Restated Amendment"), among NCP-SBG, L.P., a Delaware limited partnership ("Purchaser"), NCP-SBG Recapitalization Corp., a Delaware corporation ("MergerCo"), and Saratoga Beverage Group, Inc., a Delaware corporation (the "Company"). Undefined capitalized terms used herein have the meanings ascribed in Section 8.1 of the Agreement defined below.

                              W I T N E S S E T H:

     WHEREAS, on January 5, 2000, the parties hereto entered into that certain Stock Purchase Agreement and Agreement and Plan of Merger (the "Agreement");

     WHEREAS, on May 31, 2000, the parties hereto entered into that certain Amendment No. 1 to the Stock Purchase Agreement and Agreement and Plan of Merger (the "Amendment"); and

     WHEREAS, the parties to the Amendment desire to amend and restate the Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and respective agreements made herein and of the mutual benefits to be derived therefrom, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Termination Date. June 21, 2000 shall be the replacement date for May 31, 2000 under Section 7.1(b) of the Agreement, provided that the designation of such replacement date shall cease to be effective if MergerCo and Purchaser and each Continuing Stockholder have not entered into definitive documentation regarding the transactions contemplated in the Continuing Stockholders Term Sheet (draft dated May 30, 2000) on or before June 9, 2000.

     2. No Material Adverse Effect. Section 6.2(d) of the Agreement shall be amended to replace the phrase "the date hereof through and including the Effective Time" with the phrase "April 1, 2000 through and including May 31, 2000".

     3. Representations, Performance, Etc. Each of MergerCo and Purchaser hereby waives its rights under Section 6.2(a) of the Agreement regarding the representations and the warranties of the Company in the second sentence of
Section 2.6 and in Sections 2.7 and 2.21 of the Agreement with respect to Company Reports and the consolidated financial statements included in the Company SEC Documents, in each case, for the fiscal year ended December 31, 1999.

     4. Performance of Obligations. (a) MergerCo and Purchaser acknowledge that the Company has fulfilled the condition set forth in Section 6.2(b) of the Agreement for the period from January 5, 2000 through and including the date hereof.

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     (b) The Company acknowledges that MergerCo and Purchaser have fulfilled the condition set forth in Section 6.3(b) of the Agreement for the period from January 5, 2000 through and including the date hereof.

     (c) Sections 6.2(b) and 6.3(b) of the Agreement shall be amended to replace the words "prior to" with the word "during the period commencing June 1, 2000 through and including".

     5. Effect of Restated Amendment. Except as set forth in this Restated Amendment, the Agreement shall remain in full force and effect.

     6. Counterparts. This Restated Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     7. Governing Law. This Restated Amendment shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York without giving effect to the conflict of laws rules thereof to the extent that application of the law of another jurisdiction would be required thereby.


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     IN WITNESS WHEREOF, the parties have duly executed this Restated Amendment as of the date first above written.

                                            SARATOGA BEVERAGE GROUP, INC.


                                            By: /s/ Adam Madkour
                                               --------------------------------
                                                Name: Adam Madkour
                                                Title: Executive Vice President


                                            NCP-SBG RECAPITALIZATION CORP.


                                            By: /s/ Peter J. Shabecoff
                                               --------------------------------
                                                Name: Peter J. Shabecoff
                                                Title: Vice President


                                            NCP-SBG, L.P.


                                            By: NCP-SBG GP, L.L.C.
                                                its General Partner


                                            By: /s/ Peter J. Shabecoff
                                               --------------------------------
                                               Name: Peter J. Shabecoff
                                               Title: Executive Vice President